PetMed Express, Inc. Appoints Former Deloitte Partner James LaCamp as Director and Audit Committee Chair
Seasoned corporate director brings extensive expertise in audit, accounting, and internal controls
Fourth independent director to join the board since 2024
DELRAY BEACH, Fla., October 20, 2025 -- PetMed Express, Inc., d/b/a PetMeds and parent company of PetCareRx, (Nasdaq: PETS) (the “Company”), today announced the appointment, effective immediately, of James LaCamp to the Company’s Board of Directors (the “Board”), and effective October 30, Mr. LaCamp will become Chair of the Audit Committee of the Board. Mr. LaCamp also qualifies as an “audit committee financial expert” within the meaning of the SEC’s rules and regulations. Mr. LaCamp brings close to two decades of experience in finance, accounting, audit, and corporate strategy roles, including currently as a Chief Financial Officer. Previously, he spent over 12 years at Deloitte & Touche LLP, where he served as Audit Partner to clients ranging from high-growth private companies to complex Fortune 50 public companies and as the Software Leader of Deloitte & Touche’s U.S. Technology Industry Practice.
“James is an outstanding addition to our Board, and we are thrilled to welcome him as a director immediately and later this month as the Chair of our Audit Committee,” said Leslie C. G. Campbell, Chair of the Board. “He is a proven leader with a successful track record, and his appointment reinforces our commitment to strong oversight, transparency and financial governance. His expertise in audit, accounting, finance, internal controls, risk management, corporate strategy, and business operations was of particular interest to our Board in considering James’ candidacy and will be critical to our efforts to responsibly pursue the scaling of our business and drive sustainable, profitable revenue growth. That expertise, combined with his lengthy and successful tenure serving as a director and audit committee chair at another technology-driven public company, makes him ideal to serve as the chair of our Audit Committee. I am confident that James will be instrumental in strengthening our financial governance, transparency, and board oversight functions.”
Mr. LaCamp’s appointment to the Board is consistent with the Company’s ongoing board composition evaluation and refreshment activities. This reflects the Company’s continuing commitment to build a board of independent and highly qualified directors that have the critical experience, skills, and perspectives that support the Company’s strategy for pursuing profitable revenue growth and shareholder value creation. Other notable changes and enhancements to the board since fiscal Q4 2024 include Ms. Campbell assuming the role of Chair of the Board at the beginning of fiscal Q4 2024, followed in fiscal Q2 2025 by the appointment to the Board of Justin Mennen, Chief Information and Technology Officer at Shake Shack, and Leah Solivan, founder of TaskRabbit. Peter Batushansky, formerly CEO of Allivet, joined the Board in fiscal Q1 2026. The Board is now comprised of six highly qualified and experienced directors, five of whom are independent and four of whom have been added since 2024.
"I'm delighted to join the PetMeds Board at this critical juncture," said Mr. LaCamp. "From its founding nearly 30 years ago as a pioneer online pet pharmacy, PetMeds has built a solid platform for serving the needs of pets and pet parents and is strategically well positioned for the future. I'm looking forward to partnering with my board colleagues to ensure we have the right financial governance, internal controls, and oversight functions in place and remain transparent with our shareholders as we scale responsibly, and pursue growth, profitability, and shareholder value creation.”
Ms. Campbell added “The appointment of James LaCamp to our Board, as well as the appointments of Justin Mennen, Leah Solivan, and Peter Batushansky over the past months, are the result of our strong ongoing focus on strategic Board composition and refreshment and our commitment to building a board that is a strategic asset for the creation of shareholder value.”
The Board has determined that Mr. LaCamp qualifies as an “independent director” as defined under Rule 5605(a)(2) of the Nasdaq Marketplace Rules. In addition to being named as Chair of the Audit Committee effective October 30, 2025, concurrently with being named to the Board effective immediately, Mr. LaCamp has also been appointed as a member of the Board’s Audit Committee and of the Compensation and Human Capital Committee.

About James LaCamp
Mr. LaCamp has close to 20 years of experience in the accounting and finance sector, including serving in a key leadership role at one of the world’s four largest public accounting firms, where he oversaw audits at companies ranging from early-stage start-ups to Fortune 50 technology companies. Mr. LaCamp has also served in key leadership roles, including as Chief Financial Officer, at various technology companies.
Currently, Mr. LaCamp serves as the Chief Financial Officer of Skydio, a leading autonomous drone provider. At Skydio, he is responsible for all aspects of the company’s financial operations, including accounting, information technology, security, and data & analytics. Prior to joining Skydio, Mr. LaCamp was Chief Financial Officer at Flock Safety, a safety technology provider. At Flock Safety, he oversaw the company's finance, corporate strategy, and business operations functions. Before joining Flock Safety, Mr. LaCamp was SVP Finance at Coupa Software, a leader in business spend management. At Coupa, he was involved in the company's financial strategy and operations including M&A diligence and integration, FP&A, internal controls, financial reporting, and sales operations. Before joining Coupa, Mr. LaCamp was an Audit Partner at Deloitte & Touche LLP and the US Technology Industry Software Leader for Deloitte & Touche LLP.
Since November 2019, Mr. LaCamp has served as a member of the Board of Directors of Performant Healthcare, Inc., which provides technology-driven audit, recovery, and analytics solutions to healthcare payers, the chair of its audit committee, and an “audit committee financial expert.” At Performant Healthcare, Mr. LaCamp also serves as a member of the compensation committee and the nominating and governance committee.
Mr. LaCamp holds a B.S.C. in Accounting from Santa Clara University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania. He is also a licensed Certified Public Accountant in California and Washington.
About PetMed Express, Inc.
Founded in 1996, PetMeds is a pioneer in the direct-to-consumer pet healthcare sector. As a trusted national online pharmacy, PetMeds is licensed across all 50 states and staffed with expert pharmacists dedicated to supporting pet wellness, pets and pet parents, and the veterinarians who serve them. Through its PETS family of brands and through its PetCareRx subsidiary, the Company offers a comprehensive range of pet health solutions - including top-brand and generic pharmaceuticals, compounded medications, and better-for-your-pet OTC supplements and nutrition. Focused on value, convenience, and care, PetMeds and PetCareRx empower pet parents to help their dogs, cats, and horses live longer, healthier lives. To learn more, visit www.PetMeds.com and www.PetCareRx.com.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. Words such as “may,” “could,” “expect,” “project,” “outlook,” “strategy,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “strive,” “goal,” “continue,” “likely,” “will,” “would” and other similar words and expressions are intended to signify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the Company’s efforts to leverage its brand and legacy as a pioneer in the digital pet pharmacy industry for nearly 30 years, enhance its operational execution, and build a platform for long-term value creation. Forward-looking statements are based on the Company’s current expectations and assumptions regarding future events, which are subject to risks and uncertainties. Actual results could differ materially from those anticipated due to a number of factors, including but not limited to, the results of the now completed investigation by the Audit Committee of the Company’s Board of Directors, the risk that the completion of the filing of the Company’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2025 and September 30, 2025 may take longer than expected, and other risks described from time to time in the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the Company's Annual Report on Form 10-K for the year ended March 31, 2025, as well as other subsequent filings on Form 10-Q and periodic filings on Form 8-K. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this press release and should not be relied upon as representing the Company’s views as of any subsequent date. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.
Investor Contact:
ICR, LLC
Reed Anderson
(646) 277-1260
investor@petmeds.com